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                                                                   EXHIBIT 23.14


                          CONSENT OF DIRECTOR NOMINEE

The undersigned hereby consents to the reference of the undersigned as a director of Park Place Entertainment Corporation (the "Company") in the Company's Registration Statement on Form S-4 and any amendment thereto.


Dated: October 13, 1998



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
                                                /s/ ROCCO J. MARANO
                                     -----------------------------------------
                                                  Rocco J. Marano
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